EXHIBIT 99.2


                           OPEXA PHARMACEUTICALS, INC.
                          (A Development Stage Company)
                                  BALANCE SHEET
                                  June 30, 2004
                                   (Unaudited)


ASSETS

Current Assets
  Cash                                                             $   228,060
  Cash - Money Market                                                  391,726
  Prepaid expenses                                                       6,648
    Deposits                                                            25,287
                                                                   -----------
Total Current Assets                                                   651,721

Fixed assets, net of accumulated
         depreciation of $324,222                                      678,000
                                                                   -----------
TOTAL ASSETS                                                       $ 1,329,721
                                                                   ===========
LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
  Accounts payable                                                 $   190,218
  Accrued expenses                                                     138,000
                                                                   -----------
Total Current Liabilities                                              328,218
                                                                   -----------

Long Term Liabilities
  Deferred rent                                                         81,065
  Redeemable Series A Convertible Preferred Stock,
    $0.001 par value, 11,500,000 shares authorized,
    6,804,349 issued and outstanding                                 8,352,451
                                                                   -----------
Total Long Term Liabilities                                          8,433,516
                                                                   -----------
         Total Liabilities                                           8,761,734
                                                                   -----------

Commitments and Contingencies

Stockholders' Deficit
    Common stock, $0.001 par value, 20,000,000 shares
       authorized, 2,575,625 shares issued and outstanding               2,576
    Deferred stock compensation                                           (623)
  Additional paid in capital                                            47,338
  Deficit accumulated during the development stage                  (7,481,304)
                                                                   -----------
         Total Stockholders' Deficit                                (7,432,013)
                                                                   -----------
         TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT               $ 1,329,721
                                                                   ===========

                                                                    EXHIBIT 99.2


                           OPEXA PHARMACEUTICALS, INC.
                          (A Development Stage Company)
                             STATEMENTS OF EXPENSES
             Three and Six Months Ended June 30, 2004 and 2003, and
       the Period from February 16, 2001 (Inception) Through June 30, 2004
                                   (Unaudited)

                                     Three Months                     Six Months                  Inception
                                     Ended June 30                    Ended June 30                Through
                              ----------------------------      ----------------------------      -----------
                                  2004             2003           2004              2003         June 30, 2004
                              -----------      -----------      -----------      -----------      -----------
Operating Expenses:
Research & development        $   454,048      $   359,183      $   864,869      $   694,407      $ 3,994,282
General & administrative          448,729          321,315          858,614          678,844        3,514,909
                              -----------      -----------      -----------      -----------      -----------
Total operating expense           902,777          680,498        1,723,483        1,373,251        7,509,191
                              -----------      -----------      -----------      -----------      -----------
Operating Loss                   (902,777)        (680,498)      (1,723,483)      (1,373,251)      (7,509,191)

Other income (expense)
Interest income                     1,103            5,946            3,127           14,966           81,726
Interest expense                       --               --               --               --          (54,441)
Gain on sale of equipment              --              602               --              602              602
                              -----------      -----------      -----------      -----------      -----------
Net Loss                      $  (901,674)     $  (673,950)     $(1,720,356)     $(1,357,683)     $(7,481,304)
                              ===========      ===========      ===========      ===========      ===========


Basic and diluted             $     (0.35)     $     (0.26)     $     (0.67)     $     (0.53)
  loss per share

Weighted average
  shares outstanding            2,575,625        2,575,625        2,575,625        2,570,415

                                                                    EXHIBIT 99.2


                           OPEXA PHARMACEUTICALS, INC.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS
                  Six Months ended June 30, 2004 and 2003, and
      the Period from February 16, 2001 (Inception) Through June 30, 2004
                                   (Unaudited)

                                                            Six Months                     Inception
                                                           Ended June 30                    Through
                                                --------------------------------          -----------
                                                   2004                  2003           June 30, 2004
                                                -----------          -----------          -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                        $(1,720,356)         $(1,357,683)         $(7,481,304)
Adjustments to reconcile net loss to
    cash used in operating activities:
Depreciation and amortization                        96,212               79,887              325,024
Amortization of deferred compensation                   204                  505                1,435
Gain on sale of fixed assets                             --                 (602)                (602)
Research and development costs
  incurred by issuing common stock                       --                   --               17,000
Change in:
  Prepaid and other assets                           34,900               20,441               (6,648)
  Deposits                                               --                   --              (25,287)
  Accounts payable & accrued expenses                96,191             (513,884)             382,654
  Deferred rent                                      22,110                   --               81,065
  Amounts due to related parties                         --              (60,954)                  --
                                                -----------          -----------          -----------

NET CASH USED IN OPERATING ACTIVITIES            (1,470,739)          (1,832,290)          (6,706,663)
                                                -----------          -----------          -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets                             (9,996)            (120,360)          (1,003,922)
Proceeds from disposal of fixed assets                   --                1,500                1,500
                                                -----------          -----------          -----------

NET CASH USED IN INVESTING ACTIVITIES                (9,996)            (118,860)          (1,002,422)
                                                -----------          -----------          -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings under
  convertible notes payable                              --                   --            1,750,000
Proceeds from borrowings under notes
  payable and convertible note
  payable to related parties                             --                   --              500,000
Sales of common stock                                    --                2,604               30,856
Sales of Series A Preferred Stock                        --               32,647            6,048,015
                                                -----------          -----------          -----------
NET CASH PROVIDED BY FINANCING
  ACTIVITIES                                             --               35,251            8,328,871
                                                -----------          -----------          -----------

NET CHANGE IN CASH                               (1,480,735)          (1,915,899)
CASH AT BEGINNING OF PERIOD                       2,100,521            5,298,178                   --
                                                -----------          -----------          -----------

CASH AT END OF PERIOD                           $   619,786          $ 3,382,279          $   619,786
                                                ===========          ===========          ===========
NONCASH ACTIVITIES:
Conversion of debt and accrued interest
  into Series A Preferred Stock                          --                   --            2,304,436

                                                                    EXHIBIT 99.2


                           OPEXA PHARMACEUTICALS, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited interim financial statements of Opexa Pharmaceuticals, Inc. (Opexa), have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission ("SEC"), and should be read in conjunction with the audited financial statements and notes thereto contained in Opexa's Annual Report filed with the SEC on Form 8K. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for fiscal 2003 as reported in the form 8K have been omitted.